                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to (S)240.14a-12

                              BOSTON ADVISORS TRUST
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      __________________________________________________________________________
      2)  Aggregate number of securities to which transaction applies:
      __________________________________________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      __________________________________________________________________________
      4)  Proposed maximum aggregate value of transaction:
      __________________________________________________________________________
      5)  Total fee paid:
      __________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      _________________________________________________________
      2)  Form, Schedule or Registration Statement No.:
      _________________________________________________________
      3)  Filing Party:
      _________________________________________________________
      4)  Date Filed:
      _________________________________________________________

                              Important Information

[LOGO] BOSTON ADVISORS TRUST

                                                     October 15, 2002

Dear Fellow Shareholder:

I am writing to ask for your vote on important matters concerning your investment in Boston Advisors Cash Reserves Fund and Boston Advisors U.S. Government Money Market Fund.

As you know, Boston Advisors, Inc. serves as each fund's investment adviser. To provide the fund with additional advisory expertise, your fund's Trustees are asking you to approve a new subadvisory agreement among each fund, the adviser and MONY Capital Management, Inc.

These proposals have been approved by your fund's Board of Trustees, who believe they will benefit you and your fellow shareholders. They are detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional.

I thank you for your prompt vote on this matter.


                                          Sincerely,



                                          Michael J. Vogelzang

                                          President and Chief Executive Officer

                                       Q&A

Q:  Who is MONY Capital Management, Inc.?

A: Like the adviser, MONY Capital Management, Inc. (MONY Capital) is a wholly owned subsidiary of The MONY Group, Inc., a diversified financial services company offering insurance, brokerage, asset management and other financial services. As of June 30, 2002, The MONY Group, Inc. and its affiliates had total assets of $24.5 billion.

Q: How can the addition of MONY Capital to the portfolio management team benefit me?

A: Upon approval of the proposed new subadvisory contract, each fund's day-to-day portfolio management responsibilities will be assumed by MONY Capital. By approving MONY Capital to manage your fund on a day-to-day basis, you will permit the Fund's assets to be managed by a team of investment professionals, both portfolio managers and credit analysts, who devote significantly greater resources to managing money market assets.

Q: Does this change in portfolio management signify a change in my fund's investment objective and strategy?

A: No, these proposals do not in any way signal a change in either fund's investment objective or strategy. Each fund will continue to seek to preserve capital and maintain liquidity, consistent with seeking maximum current income.

Q: Will the addition of MONY Capital to the portfolio management team cause an increase in my fund's management fee?

A:  No, there will be no change to your fund's management fee.

Q:  How do I vote?

A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held on Wednesday, November 13, 2002 at the funds' offices at One Federal Street, 26/th/ Floor, in Boston, Massachusetts. If you vote now, you will help avoid further solicitations.

                       BOSTON ADVISORS CASH RESERVES FUND
                BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND
     (each a series of Boston Advisors Trust and referred to as a "Fund" and collectively as the "Funds")


                               One Federal Street
                                  26/th/ Floor
                                Boston, MA 02110

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 13, 2002

The Funds are series of Boston Advisors Trust (the "Trust"), which is a business trust, organized under the laws of the Commonwealth of Massachusetts.

This is the formal agenda for your Fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of each Fund:

A joint special meeting of shareholders of the Funds will be held at One Federal Street, Boston, Massachusetts on November 13, 2002 at 9:00 a.m., Eastern time, to consider the following:

1. For each Fund, a proposal to approve a subadvisory agreement among the Funds, Boston Advisors, Inc. and MONY Capital Management, Inc., an affiliate of Boston Advisors, Inc. Your board of trustees recommends that you vote FOR this proposal.

2.   Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on October 3, 2002 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                    By order of the board of trustees,
                                    John DelPrete
                                    Secretary

October 15, 2002

                            JOINT PROXY STATEMENT OF

                       BOSTON ADVISORS CASH RESERVES FUND
                BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND
     (each a series of Boston Advisors Trust and referred to as a "Fund" and collectively as the "Funds")

               Proxy Statement for Special Meeting of Shareholders

This Joint Proxy Statement contains the information you should know before voting on the proposals as summarized below.

The Funds are organized as registered open-end management investment companies, each a series of the Trust. The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts.

Your Fund will furnish without charge a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of a Fund's semiannual and annual reports should direct all written requests to the attention of the Fund, Boston Advisors Trust, One Federal Street, 26/th/ Floor, Boston, Massachusetts 02110 or call Boston Advisors, Inc. at 1-800-523-5903.

                                  INTRODUCTION

This Proxy Statement is being used by the board of trustees of the Trust to solicit proxies to be voted at a special meeting of shareholders of your Fund. This meeting will be held at the principal executive offices of the Funds, One Federal Street, Boston, Massachusetts on November 13, 2002 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider:

1. For each Fund, a proposal to approve a subadvisory agreement among the Funds, Boston Advisors, Inc. and MONY Capital Management, Inc, an affiliate of Boston Advisors, Inc.

2.   Any other business that may properly come before the meeting.

This Proxy Statement and the proxy card are being mailed to Fund shareholders on or about October 15, 2002.

Who is Eligible to Vote?

Shareholders of record on October 3, 2002 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                       APPROVAL OF A SUBADVISORY AGREEMENT
                                  FOR THE FUNDS

Boston Advisors, Inc. (the "adviser") serves as the Funds' investment adviser and is responsible for providing each Fund with a continuous investment program under an investment advisory agreement (the "advisory agreement") with the Funds. The advisory agreement was most recently approved by the board of trustees of each Fund (the "trustees"), including a majority of the trustees who are not parties to the advisory agreement or "interested persons" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") of any party thereto (the "non-interested trustees"), on March 12, 2002.


At a meeting of the Funds' trustees held on October 2, 2002, the trustees, including a majority of the non-interested trustees, approved and voted to recommend that shareholders of each Fund approve a subadvisory agreement (the "proposed subadvisory agreement") among the Funds, the adviser and MONY Capital Management, Inc. (the "subadviser"). The adviser and the subadviser are both wholly owned subsidiaries of The MONY Group Inc., a diversified financial service company offering insurance, brokerage, asset management and other financial services. As of June 30, 2002, The MONY Group Inc. and its affiliates had total assets of $24.5 billion.


The proposed subadvisory agreement will permit the day-to-day management of the Funds' assets to be conducted by a team of investment professionals, both portfolio managers and credit analysts, who devote significantly greater resources to managing money market assets. However, the basic investment approach of the Funds would be unchanged and the adviser would remain responsible for the overall management of the Funds' operations. The form of proposed subadvisory agreement is attached to this proxy statement as Exhibit A.

Approval of the proposed subadvisory agreement will not result in any increase in fees payable by the Funds or any change in the Funds' investment policies. The adviser will be solely responsible for paying the proposed subadvisory fee to the subadviser. The investment management fees payable by the Funds to the adviser under the advisory agreement will not change.

For a summary of the trustees' rationale for recommending that shareholders vote to approve the adviser's retention of the subadviser, see "Analysis of Proposal and Review of Trustees" below.

About the subadviser


MONY Capital Management, Inc. is a Delaware corporation organized in 2001 and registered with the Securities and Exchange Commission (the "SEC") as an investment adviser. The subadviser is a wholly owned subsidiary of The MONY Group Inc. The subadviser is principally engaged in the management of investments for insurance companies and investment advisers affiliated with The MONY Group Inc.


As of June 30, 2002, the subadviser had total assets under management of approximately $7.7 billion, including approximately $400 million in money market portfolios. The subadviser has a professional staff of approximately eighteen investment management professionals. The principal business offices of the subadviser are located at 1740 Broadway, New York, NY 10019.


The subadviser does not currently act as adviser for any other investment company.


The principal occupations of each director and principal executive officer of the subadviser are set forth in Exhibit B to this proxy statement. The principal business address of each director and principal executive officer, as it relates to his or her duties with the subadviser, is 1740 Broadway, New York, NY 10019.

About the Adviser

The adviser is a wholly owned subsidiary of The Advest Group, Inc. ("Advest Group"), a diversified financial services firm with headquarters in Hartford, Connecticut. The Advest Group is engaged in the financial services business in the U.S. and other countries. The Advest Group is a member of The MONY Group Inc. As of June 30, 2002, the adviser had approximately $3.4 billion in assets under management, including the Funds, tax exempt money market funds and separately managed accounts.

If the proposed subadvisory agreement is approved, the adviser will use the services of the subadviser to manage the day-to-day investment of the Funds' assets, but the adviser will remain responsible for the overall management of the Funds' operations as discussed below under "The Advisory Agreement."

During the Funds' most recent fiscal year, no brokerage commissions were paid to any affiliate in connection with portfolio transactions.

The principal occupations of each director and principal executive officer of the adviser are set forth in Exhibit C to this proxy statement.

The Proposed Subadvisory Agreement

The following is a summary of the material terms of the proposed subadvisory agreement. This summary is qualified by the form of proposed subadvisory agreement attached to this proxy statement as Exhibit A.

Services. Under the proposed subadvisory agreement, the subadviser would provide each Fund with investment research, advice and supervision and furnish an investment program for the Funds in accordance with each Fund's investment objective and policies, subject to the supervision of the adviser and the trustees. The subadviser would determine what portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintain books and records with respect to each Fund's securities transactions, and report to the adviser and the trustees on each Fund's investments and performance.

Compensation. The proposed subadvisory agreement provides that the adviser will pay the subadviser a fee equal to 0.03% of each Fund's average daily net assets. The Funds will not pay any fee directly to the subadviser. The fee payable to the adviser of 0.55% of each Fund's average daily net assets will not be affected by the proposal.

Term. If approved by shareholders of a Fund, the proposed subadvisory agreement will take effect with respect to that Fund as soon as practicable after the shareholder meeting and will remain in effect until April 30, 2004. Thereafter, the subadvisory agreement will continue in effect from year to year subject to the approval of its continuance as described below under "Provisions Contained in the Proposed Subadvisory Agreement and Advisory Agreement.

Provisions Contained in the Proposed Subadvisory Agreement and the Advisory Agreement

Limitation of Liability. The advisory and the subadvisory agreements provide that neither the adviser nor the subadviser shall be liable for any error of judgment or mistake of law or for any loss suffered by your Fund in connection with the matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable adviser or subadviser in the performance of its duties or from the reckless disregard of its obligations and duties under the respective agreement.

Termination, Continuance and Amendment. Except as described above for the proposed subadvisory agreement, each agreement continues from year to year subject to annual approval of its continuance by a majority of the non-interested trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your Fund's trustees, or (b) a majority of your Fund's outstanding voting securities, as defined in the 1940 Act. Each agreement may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the Fund's outstanding voting securities, or by the adviser or subadviser. Each agreement terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the Fund's investment adviser.

The Advisory Agreement

Under the Funds' advisory agreement, the adviser provides the Funds with investment research, advice and supervision and furnishes an investment program consistent with each Fund's investment objective and policies, subject to the supervision of the trustees. The adviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund's securities transactions, and reports to the trustees on each Fund's investments and performance.

Under the terms of the advisory agreement, the adviser pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Funds. Except for the services provided by the adviser, each Fund pays all of its own ordinary and extraordinary expenses, including, but not limited to: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which each Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other registrations of the Fund and/or its shares with the SEC, state blue sky securities agencies and the securities regulators of foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC; (g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the trustees; (i) any distribution or service fees paid by the Fund in accordance with Rule 12b-1 under the 1940 Act; (j) compensation of those trustees of the Fund who are not affiliated with or interested persons of the adviser or the Fund (other than as trustees); (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund will pay brokers' and underwriting commissions chargeable to the Fund in connection with its securities transactions.


Each Fund has agreed to pay the adviser a monthly advisory fee at an annual rate equal to the Fund's average daily net assets as set forth below:

                Fund                   Fee as a Percent of Average
                                            Daily Net Assets

Cash Reserves Fund                               0.55%

U.S. Government Money Market Fund                0.55%


For each Fund, the adviser has contractually agreed to waive its advisory fees and reimburse the Funds for its expenses through September 1, 2003 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 shares at not more than 0.90% and 0.65% of their average net assets, respectively. The caps may be changed or terminated at any time after September 1, 2003 and do not apply to any brokerage commissions incurred, taxes, interest and litigation, indemnification and other extraordinary expenses. During the fiscal year ended April 30, 2002, the Cash Reserves Fund incurred advisory fees of $6,896,384, of which $1,077,585 was waived by the adviser, and the U.S. Government Money Market Fund incurred advisory fees of $966,327, of which $195,926 was waived by the adviser.

Analysis of Proposal and Review by Trustees

The trustees have determined that the retention of the subadviser is in the best interest of each Fund and the terms of the proposed subadvisory agreement are fair and reasonable. In evaluating the proposed subadvisory agreement, the trustees carefully considered the subadviser's experience in managing fixed-income portfolios, the investment performance of such portfolios, and the subadviser's resources, reputation, personnel, operations and financial condition. The trustees considered the potential benefits to the Funds of being managed by an adviser that has significantly more assets under management, particularly in money market portfolios, and more resources for research and credit analysis. The trustees also considered the continuing role of the adviser in supervising the Funds' operations and the fact that the subadviser would be following the same policies in managing the Funds on a day-to-day basis. The trustees also considered the fact that the proposed arrangement would not have an effect on fees paid by the Funds. In addition, the trustees considered such other factors as they deemed relevant.

Trustees' Evaluation and Recommendation


The trustees, including a majority of the non-interested trustees, by a vote cast at a meeting held on October 2, 2002 approved and voted to recommend to the shareholders of the Funds that each Fund adopt the proposed subadvisory agreement. If a Fund's shareholders approve the proposed subadvisory agreement, that subadvisory agreement will take effect as soon as practicable after the shareholder meeting.


If the proposed subadvisory agreement is not approved for a Fund, the adviser will continue to manage the Fund's assets on a day-to-day basis. Failure to approve this proposal by either Fund will not affect the approval by the other Fund.

The trustees of your Fund, including the non-interested trustees, recommend that the shareholders of your Fund vote "for" the proposed subadvisory agreement.

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your Fund is entitled to one vote for each proposal. Approval of each proposal requires the affirmative vote of a majority of the shares of your Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your Fund means for each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or

(2)  more than 50% of the outstanding shares of the Fund.

Shares of your Fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies


In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your Fund; by personnel of the adviser, the Fund's principal distributor, Advest, Inc., and the Fund's shareholder servicing and transfer agent, Advest Transfer Services, Inc., or by broker-dealer firms. Alamo Direct has agreed to provide proxy solicitation and other services at a cost of approximately $30,000. The adviser has agreed to pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.


The mailing address of the Funds, the adviser and Boston Advisors Trust is One Federal Street, 26/th/ Floor, Boston, Massachusetts, 02110.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

..    By filing a written notice of revocation with your Fund's transfer agent,
     Advest Transfer Services, Inc., 90 Statehouse Square, Hartford, CT 06163,

..    By returning a duly executed proxy with a later date before the time of the meeting, or

..    If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of October 3, 2002 (record date), the number of shares of beneficial interest of each Fund outstanding were as follows:


               Fund                                   Shares Outstanding
Cash Reserves Fund                                      1,320,580,851

U.S. Government Money Market Fund                        201,180,643



Only shareholders of record on record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business.

Submission of shareholder proposals

The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Other Business

Each Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If, for any Fund, a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of each affected Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, each Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Funds have not obtained an opinion of counsel about telephone voting, but are currently not aware of any challenge.

..    A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

..    The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

..    To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

..    A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

..    If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting


You also will have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, refer to your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.




                        OWNERSHIP OF SHARES IN THE FUNDS


As of September 30, 2002, no person held 5% or more of the outstanding shares of either Fund.

As of September 30, 2002, trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares.

                                    Exhibit A


                          Form of Subadvisory Agreement

Agreement made as of this ____ day of November, 2002 by and among Boston Advisors, Inc. (the "Adviser") a Massachusetts corporation, Boston Advisors Trust (the "Trust"), a Massachusetts business trust, on behalf of its series, Boston Advisors Cash Reserves Fund and Boston Advisors U.S. Government Money Market Fund (each a "Fund", collectively the "Funds"), and MONY Capital Management, Inc. (the "Subadviser"), a Delaware corporation.

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and each Fund is a series of the Trust;

WHEREAS, the Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the "Advisers Act");

WHEREAS, the Trust and the Adviser are parties to an Investment Advisory Agreement (the "Investment Advisory Agreement"), dated , pursuant to which the Trust has appointed the Adviser as investment adviser to each of the Funds.

WHEREAS, the Trust, on behalf of each of the Funds, and the Adviser desires to appoint the Subadviser as the sub-investment adviser of the Funds and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act in such capacity upon the terms hereinafter set forth;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust, the Adviser and the Subadviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Appointment

          (a) Subject to an in accordance with the provisions hereof, the Trust, on behalf of each Fund, and the Adviser hereby appoint the Subadviser as the sub-investment adviser of each Fund to provide investment advice and to perform for the Funds such other duties and functions as are hereinafter set forth, and subject to the restrictions set forth herein, hereby delegates to the Subadviser the authority vested in the Adviser to the extent necessary to enable the Subadviser to perform its obligations under this Agreement. The Trust authorizes the Adviser to delegate to the Subadviser the Adviser's obligations under the Investment Adviser Agreement to the extent contemplated by this Agreement. The Subadviser hereby accepts such appointment and agrees to give the Funds, the Trust's Board of Trustees (the "Trustees"), and the Adviser the benefit of the Subadviser's best judgment, effort, advice and recommendations in respect of its duties as defined in Section 2.

          (b)  The Trust and the Adviser hereby represent and warrant to the

          Subadviser, which representations and warranties shall be deemed to be continuing, that: (i) it has full power and authority to enter into this Agreement; and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

          (c) The Subadviser hereby represents and warrants to the Trust and the Adviser, which representations and warranties shall be deemed to be continuing, that: (i) it has full power and authority to enter into this Agreement; and (ii) it has taken all necessary and proper action to authorize the execution and delivery of this Agreement.

2. Adviser Duties

The Subadviser shall, subject to the direction and control of the Adviser and the Trustees, and in accordance with the investment objectives, policies and restrictions of the Funds and the implementation thereof as set forth in the Trust's Registration Statement on Form N-1A, and any other investment guidelines, policies or limitations the Trustees or the Adviser may from time to time establish and deliver in writing to the Subadviser, and any applicable federal and state laws: (i) regularly provide investment advice and recommendations to the Funds, with respect to the Funds' investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Funds and the composition of their portfolios and determine what securities shall be purchased, held, sold or reinvested by the Funds; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Funds and the sale of securities and other investments of the Funds; (iv) provide reports on the foregoing to the Trust and the Adviser in such detail as the Trust's or the Adviser's officers may reasonably deem to be appropriate to determine the adherence by the Subadviser to the investment policies and legal requirements of the Funds; and (v) make its officers and employees available to the Trust at reasonable times to review the investment policies of the Funds and to consult with the Trust's officers regarding the investment affairs of the Funds in light of current and prospective economic and market conditions.

To carry out such determinations, the Subadviser will exercise full discretion, subject to the preceding paragraph, and act for each Fund in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Subadviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Funds as the Adviser may from time to time direct.

3. Trust Expenses

(a) Except as otherwise provided herein, the Subadviser, at its own expense, shall pay all operating expenses, including executive salaries and the rental of office space, relating to its services for the Trust.

(b) The Trust shall assume and shall pay: (i) charges and expenses for Fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Subadviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, administrator, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust with respect to the Fund;
(iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Funds are a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Securities and Exchange Commission (the "Commission"), state securities agencies and the securities regulators of foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (vii) all expenses of shareholders' and Trustees' meeting and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution and services fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees who are not affiliated with or interested persons of the Adviser, the Subadviser or the Trust (other than as Trustees); (xi) the cost of preparing and sprinting share certificate; and (xii) interest on borrowed money, if any.

4. Compensation of the Adviser

The Adviser will pay to the Subadviser as compensation for the Subadviser's services rendered and for the expenses borne by the Subadviser, a fee, determined as described in Schedule A which is attached hereto and made a part hereof.

5. Portfolio Transactions and Brokerage

Subject to the provisions of this Section 5 and absent instructions from the Adviser or the Trust, the Subadviser will have full discretionary authority to place all orders for the purchase and sale of portfolio securities for the Funds' account with issuers, brokers or dealers selected by the Subadviser, which may include where permissible under the 1940 Act, brokers or dealers affiliated with the Subadviser. In the selection of such brokers or dealers and the placing of such orders, the Subadviser always shall seek best execution, which is to place transactions where the Funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere.

Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Subadviser or its affiliates, provided that the Subadviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Subadviser and reviewed and approved by the Trust and the Adviser.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for a Fund or directing any portfolio transaction to any such broker or dealer on behalf of a Fund, unless and until the written approval of the Adviser is so obtained.

6. Interested Trustees or Parties

It is understood that Trustees, officers, and shareholders of the Trust may be or become interested in the Subadviser as directors, officers or employees and that directors, officers and stockholders of the Subadviser may be or become similarly interested in the Trust, and that the Subadviser or its affiliates may be or become interested in the Trust as a shareholder or otherwise.

7. Services Not Exclusive

The services of the Subadviser are not to be deemed exclusive, the Subadviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Subadviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Subadviser, its affiliates and its other clients may at any time acquire or dispose of securities which are at the same time being acquired or disposed of for the account of the Funds. The Subadviser shall not be obligated to acquire for the Funds any security or other investment which the Subadviser or its affiliates may acquire for its or their own accounts or for the account of another client.

8. Compliance;  Books and Records

          (a) The Subadviser agrees to maintain compliance procedures which are reasonably designed to ensure the Funds' compliance with the applicable provisions of the 1940 Act and any rules or regulations thereunder and the investment objective, policies and restrictions of the Funds as set forth in the current Prospectus and Statement of Additional Information or any other applicable provisions of state or federal law.

          (b) The Subadviser shall furnish to the Trust and the Adviser, at the Subadviser's expense, copies of all records prepared and maintained in connection with the performance of this Agreement and the maintenance of compliance procedures pursuant to this Section 8 as the Trust or Adviser may reasonably request.

          (c) The Subadviser agrees to provide upon reasonable request of the Trust or Adviser, information regarding the Subadviser, including but not limited to, background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Funds and the sale of their shares.

          (d) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Trust and the Adviser are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Subadviser shall permit the Adviser, the Trust's officers and its independent public accountants to inspect and audit such records pertaining to the Funds at reasonable times during normal business hours upon advance notice. In addition, the Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it is required to maintain by Rule 31a-2 under the 1940 Act. The Subadviser will treat confidentially and as proprietary information of the Trust all records and other information except as otherwise required by law.

9.  Limitation of Liability of Subadviser

In consideration of the Subadviser's undertaking to render the services described in this Agreement, the Trust on behalf of the Funds and the Adviser agree that the Subadviser shall not be liable under this Agreement for any loss suffered by the Adviser, the Trust, the Funds' or their respective shareholders, in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadviser against any liability to the Adviser, the Trust, the Funds' or their shareholders to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement.

10. Duration, Amendment and Termination

          (a) Subject to prior termination as provided in sub-section (d) of this Section 10, this Agreement shall continue in effect until April 30, 2004 and for successive annual periods thereafter, but only so long as the continuance after such initial term shall be specifically approved at least annually by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities.

          (b) This Agreement may be modified by the written agreement of the Subadviser, the Adviser and the Trust on behalf of the Funds, such consent on the part of the Funds to be authorized by vote of a majority of the outstanding voting securities of the Funds if required by law. The execution of any such modification or amendment by a party shall constitute a representation and warranty to the other parties that all necessary consents or approvals with respect to such modification or amendment have been obtained.

          (c) In addition to the requirements of sub-sections (a) and (b) of this Section 10, the terms of any continuance, modification or amendment of the Agreement must have been approved by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (d) The Subadviser, the Adviser or the Trust may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, and in the case of the Trust, by action of its Board of Trustees, or by vote of a majority of its outstanding voting securities.

          (e) This Agreement shall terminate automatically in the event of its assignment or termination of the Investment Adviser Agreement. In addition, the Adviser shall have the right to terminate this Agreement upon immediate notice with the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

          (f) Termination of this Agreement shall not relieve the Subadviser from any liability or obligation in respect of any matters, undertakings or conditions which shall not have been done, observed or performed prior to such termination. All records of the Trust in the possession of the Subadviser shall be returned to the Trust as soon as reasonably practicable after the termination of this Agreement.

11. Disclaimer of Shareholder Liability

The Subadviser understands that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. Each Fund shall be liable only for its own obligations and shall not be liable for the obligations of any other Fund herewith.

12. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the choice of law principles thereof, except to the extent the laws of Commonwealth of Massachusetts are in conflict with U.S. federal law, in which event U.S. federal law will control.

13. Miscellaneous

          (a) The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

          (b) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          (d) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

          (e) This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

          (f) Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice. No notice shall be effective until received.

          IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their respective officers designated below as of the day and year first above written.

                            [Signature lines omitted]

                                    Exhibit A

The Adviser will pay to the Subadviser as full compensation for the Subadviser's services rendered an annual fee, computed and paid monthly at an annual rate as set forth below. The fee for each month shall be payable within 30 business days after the end of the month.

If the Adviser shall serve for any period less than a full month, the foregoing compensation shall be prorated according to the proportion which such period bears to a full month.

Fund                                                          Fee
----                                                          ---

Boston Advisors Cash Reserves Fund                            0.03% of average
                                                              daily net assets

Boston Advisors U.S. Government Money Market Fund             0.03% of average
                                                              daily net assets

                                    Exhibit B

  The principal occupations of each director and principal executive officer of the subadviser are set forth below


Name and Address*                        Principal Occupation

Kenneth M Levine                         Executive Vice President and Chief
                                         Investment Officer of The MONY Group
                                         Inc.

Richard Daddario                         Executive Vice President and Chief
                                         Financial Officer of The MONY Group
                                         Inc.

Bart Schwartz                            Senior Vice President and General
                                         Counsel of The MONY Group Inc.

William D. Goodwin                       President and Chief Executive Officer
                                         of MONY Capital Management, Inc.

Gregory M. Staples                       Senior Managing Director of MONY
                                         Capital Management.

Suzanne Walton                           Senior Managing Director of MONY
                                         Capital Management.

Emilia F. Wiener                         Senior Managing Director of MONY
                                         Capital Management.

William H. Sidford                       Senior Managing Director of MONY
                                         Capital Management.

Lenny P. Mazlish                         Senior Managing Director of MONY
                                         Capital Management.


* The business address of each person listed is 1740 Broadway, New York, NY
10019.

                                    Exhibit C


  The principal occupations of each director and principal executive officer of the adviser are set forth below


Name and Address            Principal Occupation
Michael J. Vogelzang        President, Chief Executive Officer and Trustee of
One Federal Street          Boston Advisors Trust; President and Director of
Boston, MA 02110            Boston Advisors, Inc.; Director of Advest, Inc.

Gregory W. Serbe            Senior Vice President, Director of Tax Exempt
1740 Broadway, New          Investments and President of Lebenthal Asset
York, NY 10019              Management Division of Boston Advisors, Inc.

John V. Rock                Senior Vice President, Asset Management of The MONY
1740 Broadway, New York,    Group Inc.; Senior Vice President and Director of
NY 10019                    Value Management of Boston Advisors, Inc.

Kenneth Levine              Executive Vice President and Chief Investment
1740 Broadway, New York,    Officer of The MONY Group Inc.; Director of Boston
NY 10019                    Advisors, Inc.

Michael I. Roth             Chairman and Chief Executive Officer of The MONY
1740 Broadway, New York,    Group Inc.; Director of Boston Advisors, Inc.
NY 10019

Allen G. Botwinick          Chairman of the Board and Trustee of Boston
90 State House Square       Advisors Trust; Executive Vice President of
Hartford, CT 06103          Administration and Operations of The Advest Group,
                            Inc. and Advest, Inc.; Director of Advest, Inc.;
                            Director of Boston Advisors, Inc.

Donna Sawan                 Executive Vice President, Treasurer and Chief
90 State House Square       Financial Officer of The Advest Group, Inc. and
Hartford, CT 06103          Advest, Inc.; Director of Advest, Inc.; Treasurer
                            and Director of Boston Advisors, Inc.

Lee Kuckro                  Executive Vice President, Secretary and General
90 State House Square       Counsel of The Advest Group, Inc. and Advest, Inc.;
Hartford, CT 06103          Director of Advest, Inc.; Clerk and Director of
                            Boston Advisors, Inc.

Donna C. McAdam             Vice President of Operations of Boston Advisors,
One Federal Street          Inc.
Boston, MA 02110

PROXY CARD             BOSTON ADVISORS CASH RESERVES FUND             PROXY CARD

                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                       BOSTON ADVISORS CASH RESERVES FUND

I (we), having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John M. DelPrete, Donna C. McAdam and Michael J. Vogelzang and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on November 13, 2002, at 9:00 a.m. (Eastern time) at the offices of the fund, One Federal Street, 26th floor, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. All ABSTAIN votes will be counted in determining the existence of a quorum at the special meeting and as votes "AGAINST" a proposal.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-837-1893

                            ---------------------------------
                            CONTROL NUMBER: 999 9999 9999 999
                            ---------------------------------

                            Note: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature of joint owner, if any


                            ----------------------------------------------------
                            Date                                      BAI_12822A


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

The Board Unanimously Recommends That You Vote IN FAVOR OF the Proposal.

1. To approve a subadvisory agreement among Boston Advisors Cash Reserves Fund, Boston Advisors U.S. Government Money Market Fund, Boston Advisors, Inc. and MONY Capital Management, Inc

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [X]

         FOR                AGAINST                  ABSTAIN

         [_]                  [_]                      [_]

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

PROXY CARD     BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND      PROXY CARD

                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
               BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND

I (we), having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John DelPrete, Donna
C. McAdam and Michael J. Vogelzang and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on November 13, 2002, at 9:00 a.m. (Eastern time) at the offices of the fund, One Federal Street, 26th floor, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. All ABSTAIN votes will be counted in determining the existence of a quorum at the special meeting and as votes "AGAINST" a proposal.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-837-1893

                            -------------------------------------
                            CONTROL NUMBER:  999  9999  9999  999
                            -------------------------------------

                            Note: In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature of joint owner, if any


                            ----------------------------------------------------
                            Date                                      BAI_12822B

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

The Board Unanimously Recommends That You Vote IN FAVOR OF the Proposal.

1. To approve a subadvisory agreement among Boston Advisors Cash Reserves Fund, Boston Advisors U.S. Government Money Market Fund, Boston Advisors, Inc. and MONY Capital Management, Inc

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [X]

         FOR                AGAINST                  ABSTAIN

         [_]                  [_]                      [_]

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD